                   PARTNERSHIP INTERESTS REDEMPTION AGREEMENT


                                  by and among


                        U.S. CABLE TELEVISION GROUP, L.P.


                                       and


                               U.S. CABLE PARTNERS

                              POMPADUR TRUST NO. 1

                       THE RULE TRUST DATED JUNE 11, 1987

                                 ELLIOT H. STEIN

                               I. MARTIN POMPADUR

                      GENERAL ELECTRIC CAPITAL CORPORATION



                              _____________________


                           Dated as of March 18, 1996

                              _____________________

                                TABLE OF CONTENTS

                                                                            Page

                                    ARTICLE I

                                   DEFINITIONS

     1.1     Certain Definitions.. . . . . . . . . . . . . . . . . . . . . .   3
     1.2     Certain Terms . . . . . . . . . . . . . . . . . . . . . . . . .   6

                                   ARTICLE II

                     ASSIGNMENT AND REDEMPTION OF INTERESTS

     2.1     Assignment and Redemption; Acquired Interests . . . . . . . . .   6
     2.2     Redemption Price. . . . . . . . . . . . . . . . . . . . . . . .   7
     2.3     Closing . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
     2.4     Deliveries by the Limited Partnership . . . . . . . . . . . . .   8
     2.5     Deliveries by Transferors . . . . . . . . . . . . . . . . . . .   8
     2.6     Release . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
     2.7     Release of GE Capital . . . . . . . . . . . . . . . . . . . . .   8
     2.8     Agreement With Respect To Section 13.10 Option. . . . . . . . .   9

                                   ARTICLE III

            REPRESENTATIONS AND WARRANTIES OF THE LIMITED PARTNERSHIP

     3.1     Status. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
     3.2     Authorization . . . . . . . . . . . . . . . . . . . . . . . . .   9
     3.3     Noncontravention. . . . . . . . . . . . . . . . . . . . . . . .  10
     3.4     Binding Effect. . . . . . . . . . . . . . . . . . . . . . . . .  10
     3.5     Finder's Fees . . . . . . . . . . . . . . . . . . . . . . . . .  11
     3.6     Lawsuits, Claims. . . . . . . . . . . . . . . . . . . . . . . .  11
     3.7     Consents and Approvals. . . . . . . . . . . . . . . . . . . . .  11

                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF TRANSFERORS

     4.1     Status. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
     4.2     Authorization . . . . . . . . . . . . . . . . . . . . . . . . .  12
     4.3     Noncontravention. . . . . . . . . . . . . . . . . . . . . . . .  12
     4.4     Governing Documents of Transferor . . . . . . . . . . . . . . .  13
     4.5     Binding Effect. . . . . . . . . . . . . . . . . . . . . . . . .  13
     4.6     Consents and Approvals. . . . . . . . . . . . . . . . . . . . .  14
     4.7     Title to Interests. . . . . . . . . . . . . . . . . . . . . . .  14
     4.8     Finder's Fees . . . . . . . . . . . . . . . . . . . . . . . . .  15

                                    ARTICLE V

                                    COVENANTS

     5.1     Consents and Approvals. . . . . . . . . . . . . . . . . . . . .  15
     5.2     Reasonable Efforts. . . . . . . . . . . . . . . . . . . . . . .  15
     5.3     Notices of Certain Events . . . . . . . . . . . . . . . . . . .  15
     5.4     Access to Books and Records . . . . . . . . . . . . . . . . . .  17
     5.5     Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
     5.6     Income Tax Reporting. . . . . . . . . . . . . . . . . . . . . .  18

                                   ARTICLE VI

                              CONDITIONS TO CLOSING

     6.1     Conditions to the Obligations of the Parties. . . . . . . . . .  25
     6.2     Conditions to the Obligations of the Limited Partnership. . . .  27
     6.3     Conditions to the Obligations of Transferor . . . . . . . . . .  29

                                   ARTICLE VII

                                    SURVIVAL . . . . . . . . . . . . . . . .  32


                                  ARTICLE VIII

                                   TERMINATION


     8.1     Termination . . . . . . . . . . . . . . . . . . . . . . . . . .  33
     8.2     Effect of Termination . . . . . . . . . . . . . . . . . . . . .  33


                                   ARTICLE IX

                                  MISCELLANEOUS

     9.1     Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
     9.2     Amendment; Waiver . . . . . . . . . . . . . . . . . . . . . . .  36
     9.3     Assignment. . . . . . . . . . . . . . . . . . . . . . . . . . .  37
     9.4     Entire Agreement. . . . . . . . . . . . . . . . . . . . . . . .  37
     9.5     Parties in Interest . . . . . . . . . . . . . . . . . . . . . .  37
     9.6     Third Party Beneficiary . . . . . . . . . . . . . . . . . . . .  37
     9.7     Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
     9.8     Governing Law . . . . . . . . . . . . . . . . . . . . . . . . .  38
     9.9     Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . .  38
     9.10    Headings. . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
     9.11    Severability. . . . . . . . . . . . . . . . . . . . . . . . . .  38

     9.12    Further Assurances. . . . . . . . . . . . . . . . . . . . . . .  38
     9.13    Consent to Redemption . . . . . . . . . . . . . . . . . . . . .  39
     9.14    Effectiveness . . . . . . . . . . . . . . . . . . . . . . . . .  39

Annex I             Pompadur Letter Agreement
Annex II            USCP Letter Agreement

SCHEDULES

Schedule 3.6   Lawsuits; Claims
Schedule 3.7   Consents and Approvals
Schedule 4.3   Noncontravention
Schedule 4.6   Consents and Approvals
Schedule 4.7   Redemption Agreement
Schedule 5.6   Form of Balance Sheet

                   PARTNERSHIP INTERESTS REDEMPTION AGREEMENT


          This PARTNERSHIP INTERESTS REDEMPTION AGREEMENT is made as of
March 18, 1996 by and among U.S. Cable Television Group, L.P., a limited partnership organized under the laws of Delaware (the "LIMITED PARTNERSHIP"), and U.S. CABLE PARTNERS, a partnership organized under the laws of New York ("USCP"), POMPADUR TRUST NO. 1, a trust organized under the laws of Connecticut ("PT1"), THE RULE TRUST DATED JUNE 11, 1987, a trust organized under the laws of California ("RULE TRUST"), ELLIOT H. STEIN ("EHS"), I. MARTIN POMPADUR ("IMP"), and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("GE CAPITAL") (each of USCP, PT1, RULE TRUST, EHS, IMP as partners of the Limited Partnership and GE Capital a "TRANSFEROR" and collectively, the "TRANSFERORS").

                              W I T N E S S E T H:

          WHEREAS, each of PT1, RULE TRUST, EHS, IMP and GE Capital are limited partners (the "LIMITED PARTNERS") in the Limited Partnership;

          WHEREAS, USCP is a general partner in the Limited Partnership;

          WHEREAS, the Limited Partnership is engaged in the business of owning and operating cable television systems (such owned and operated systems hereinafter referred to collectively as the "SYSTEM"); and

          WHEREAS, each Transferor desires to transfer to the Limited Partnership, and the Limited Partnership desires to redeem, all of such Transferor's right, title and interest in and to the limited and general partnership interests in the Limited Partnership owned by such Transferor (hereinafter referred to as the "INTERESTS"), all as more fully set forth herein, on the terms and subject to the conditions set forth herein; and

          WHEREAS, Cablevision Systems Corporation, a Delaware corporation ("CSC"), is the manager of the Systems under a Management Agreement (the "MANAGEMENT AGREEMENT"), dated as of December 31, 1992, by and among the Limited Partnership, CSC and the Subsidiaries of the Limited Partnership listed on the signature pages thereof;
          NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

          1.1 CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the meanings set forth or as referenced below:

          "AFFILIATES" mean, with respect to any Person, any Persons directly or indirectly controlling, controlled by, or under common control with, such other Person; PROVIDED, however, that no Transferor shall be deemed to be an Affiliate of the Limited Partnership or its Subsidiaries.

          "AGREEMENT" means this Partnership Interests Redemption Agreement, as the same may be amended or supplemented from time to time in accordance with the terms hereof.

          "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day on which banks in New York City are authorized or obligated by law or executive order to close.

          "CLOSING" means the closing of the transactions contemplated by this Agreement.

          "CLOSING DATE" has the meaning set forth in Section 2.3 hereof.

          "CODE" means the Internal Revenue Code of 1986, as amended.

          "CSC" has the meaning set forth in the recitals to this Agreement.

          "EHS" has the meaning set forth in the preamble of this Agreement.

          "ENCUMBRANCES" means liens, charges, encumbrances, security interests, options, restrictions or any other claims or third party rights.

          "EXCHANGE AGREEMENT" means the Exchange Agreement, dated as of December 31, 1992, among V Cable, Inc., V Cable GP, Inc., the Limited Partnership and GE Capital.

          "EXCHANGE TERMINATION AGREEMENT" means the agreement dated as of the date hereof, among the Limited

Partnership, GE Capital, V Cable GP, Inc. and V Cable, Inc., terminating the Exchange Agreement.

          "GE CAPITAL" has the meaning set forth in the preamble to this Agreement.

          "GOVERNMENTAL AUTHORIZATIONS" means all franchises, licenses, permits, certificates and other authorizations and approvals required under applicable law, ordinance or regulation of any governmental authority, Federal, state or local.

          "H-S-R ACT" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

          "IMP" has the meaning set forth in the preamble to this Agreement.

          "INTERESTS" shall have the meaning set forth in the recitals of this Agreement.

          "LIMITED PARTNERS" has the meaning set forth in the recitals of this Agreement.

          "LIMITED PARTNERSHIP AGREEMENT" means the Amended and Restated Agreement of Limited Partnership of the Limited Partnership, dated as of December 31, 1992 as amended through the date hereof.

          "MANAGEMENT AGREEMENT" has the meaning set forth in the recitals of this Agreement as amended through the date hereof.

          "MATERIAL ADVERSE EFFECT" means a material adverse effect on the assets, financial condition or results of operations of the Limited Partnership or the System.

          "MPA AGREEMENT" means the Management Performance Adjustment and Interborrower Agreement, dated as of December 31, 1992, among V Cable, Inc., V Cable GP, Inc., VC Holding, Inc., the V Cable, Inc. and VC Holding, Inc. subsidiaries listed therein, the Limited Partnership and GE Capital.

          "MPA TERMINATION AGREEMENT" means the agreement dated as of the date hereof, terminating the MPA Agreement.

          "PT1" has the meaning set forth in the preamble to this Agreement.

          "PERSON" means an individual, a corporation, a partnership, an association, a trust or other entity or organization.

          "POMPADUR LETTER AGREEMENT" means the letter agreement, dated as of December 31, 1992, by and among the Limited Partnership, IMP, USCP, PT1, Rule Trust, EHS and GE Capital annexed hereto as Annex I.

          "REDEMPTION PRICE" has the meaning set forth in Section 2.2 hereof.

          "REQUIRED APPROVALS" has the meaning set forth in Section 4.6 hereof.

          "RULE TRUST" has the meaning set forth in the preamble to this Agreement.

          "STOCK PURCHASE AGREEMENT" means the Preferred Stock Purchase Agreement dated as of February 2, 1996, between CSC and GE Capital as from time to time amended, supplemented or otherwise modified.

          "SYSTEM" has the meaning set forth in the recitals of this Agreement.

          "TAXES" means all Federal, state, local or foreign income, gross receipts, windfall profits, severance, property, production, sales, use, license, excise, franchise, employment, withholding or similar taxes, real and personal property taxes, transfer taxes, gains taxes, mortgage recording taxes, transportation taxes or gross operating taxes, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties.

          "TRANSFEROR" has the meaning set forth in the preamble this Agreement.

          "USC LOAN DOCUMENTS" has the meaning set forth in each of the Senior and Junior Loan Agreements, each dated as of December 31, 1992, between the Limited Partnership, GE Capital and the lenders named in each Agreement.

          "USC JUNIOR LOAN AGREEMENT" means the Junior Loan Agreement, dated as of December 31, 1992 between the Limited Partnership, GE Capital and the lenders named therein.

          "USC SENIOR LOAN AGREEMENT" means the Amended and Restated Senior Loan Agreement, dated as of the date hereof between the Limited Partnership, GE Capital and the lenders named therein.

          "USCP" has the meaning set forth in the recitals of this Agreement.

          "USCP LETTER AGREEMENT" means the letter agreement, dated as of December 31, 1992 between GE Capital and USCP annexed hereto as Annex II.

          "V CABLE LOAN AGREEMENT" means the Loan Agreement dated as of December 31, 1992, among V Cable, Inc. ("V CABLE"), GE Capital and the lenders named therein, as amended through the date hereof.

          "VC HOLDING LOAN AGREEMENT" means the Amended and Restated Loan Agreement dated as of the date hereof, among VC Holding, Inc. ("VC HOLDING"), GE Capital and the lenders named therein.

          1.2 CERTAIN TERMS. (i) The words "HEREOF", "HEREIN" and "HEREUNDER" and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement unless otherwise specifically stated to the contrary.

          (ii) The terms defined in the singular have a comparable meaning when used in the plural, and vice versa.


                                   ARTICLE II

                     ASSIGNMENT AND REDEMPTION OF INTERESTS

          2.1 ASSIGNMENT AND REDEMPTION; ACQUIRED INTERESTS. On the terms and subject to the conditions set forth herein, and in reliance on the representations, warranties, covenants and agreements of such Transferor contained herein, at the Closing, upon payment of the Redemption Price (a) each Transferor (severally and not jointly) shall and shall be deemed to have hereby conveyed, transferred, assigned and delivered to the Limited Partnership, and the Limited Partnership shall be deemed to have hereby redeemed all of such Transferor's right, title and interest in and to the Interests, free of all

Encumbrances as of the Closing Date, and (b) each Transferor (severally and not jointly) (i) acknowledges that by its execution of this Agreement, and the transfer of all of his right, title and interest to the Interests as of the Closing, such Transferor, except as set forth in Section 5.4 and 5.6 hereof or otherwise with respect to its rights as a former partner, will no longer have rights in relation to the Partnership or under the Limited Partnership Agreement and (ii) agrees to make the deliveries required of it under Section 2.5 hereof. The Limited Partnership shall not assume any liabilities for Taxes, if any, which may be imposed on any Transferor in connection with the transactions contemplated by this Agreement, including without limitation any transfer taxes, recapture of depreciation deductions or investment tax credits or any taxes imposed by any taxing authority in lieu of income taxes.

          2.2 REDEMPTION PRICE. On the terms and subject to the conditions set forth herein, the Limited Partnership agrees to pay an amount in cash to each Transferor at the Closing as follows:


          USCP                               $  160,000
          PT1                                $  400,000
          RULE TRUST                         $1,890,000
          EHS                                $   60,000
          IMP                                $1,490,000
          GE Capital                         $   10,000


The sum of such amounts being hereinafter referred to as the "REDEMPTION PRICE".

          2.3 CLOSING. The Closing shall take place at the offices of Weil, Gotshal & Manges at 10:00 a.m., New York time, on the fifth Business Day following the date on which all the conditions set forth in Article VI hereof, other than those conditions which by their terms are to be satisfied as of Closing, have been satisfied or waived, or at such other time and place as the parties hereto may mutually agree. The date on which the Closing occurs is called the "CLOSING DATE".

          2.4 DELIVERIES BY THE LIMITED PARTNERSHIP. At the Closing, the Limited Partnership shall deliver the following to each Transferor: (i) such Transferor's portion of the Redemption Price, as set forth in Section 2.2, in immediately available funds by wire transfer and (ii) the opinions, certificates and other documents to be delivered pursuant to Section 6.3 hereof.

          2.5 DELIVERIES BY TRANSFERORS. At the Closing, each Transferor, severally and not jointly, shall deliver to the Limited Partnership the following:

          (a) such other documents or instruments, in form and substance reasonably acceptable to the Limited Partnership, as may be necessary to consummate the transactions contemplated hereby and to comply with the terms hereof; and

          (b) the opinions, certificates, and other documents to be delivered by such Transferor pursuant to Section 6.2 hereof.

          2.6 RELEASE. The Partnership agrees that from and after the Closing Date each Transferor shall be released from all of its liabilities under the Limited Partnership Agreement.

          2.7  RELEASE OF GE CAPITAL.   USCP, with respect to the USCP Letter
Agreement, and each of IMP, USCP, PT1, Rule Trust and EHS, with respect to the Pompadur Letter Agreement, hereby agree that, from and after the Closing Date, GE Capital shall be released from any and all obligations to such party under the USCP Letter Agreement and the Pompadur Letter Agreement to the extent, and only to the extent, that GE Capital would have been released from any and all such obligations had GE Capital purchased such Transferor's interest in the Limited Partnership pursuant to Section 13.10 of the Limited Partnership Agreement.

          2.8 AGREEMENT WITH RESPECT TO SECTION 13.10 OPTION. GE Capital hereby agrees that (i) from and after the date hereof, so long as this Agreement has not been terminated in accordance with Section 8 hereof, GE Capital will not exercise, assign, transfer, or otherwise dispose of (including the naming of any person as its designee under) the option or any interest in (including any lien on or security interest in) the option granted to it pursuant to Section
13.10 of the Limited Partnership Agreement.

                                   ARTICLE III

            REPRESENTATIONS AND WARRANTIES OF THE LIMITED PARTNERSHIP

          The Limited Partnership represents and warrants to each Transferor as follows:

          3.1 STATUS. The Limited Partnership is a limited partnership duly organized and validly existing under the laws of the State of Delaware, and is duly qualified to do business in each jurisdiction in which such qualification is required by applicable law.

          3.2 AUTHORIZATION. The Limited Partnership has full power and authority to execute and deliver this Agreement, and to perform its obligations hereunder. The execution, delivery and performance by the Limited Partnership of this Agreement have been duly and validly authorized by all necessary action, and no additional authorization or consent is required in connection with the execution, delivery and performance by the Limited Partnership of this Agreement.

          3.3 NONCONTRAVENTION. The execution, delivery and performance by the Limited Partnership of this Agreement, and the consummation of the transactions contemplated hereby, does not and will not (i) violate any provision of the Limited Partnership Agreement, (ii) except as set forth on Schedule 3.7 hereto, conflict with, or result in a breach of, or constitute a default under, or result in the termination, cancellation or acceleration (whether after the filing of notice or lapse of time or both) of any right or obligation of the Limited Partnership under, or to a loss of any benefit to which the Limited Partnership is entitled under, any agreement, franchise, license, permit, instrument or undertaking to which the Limited Partnership is a party or by which it is bound or to which any of its assets are subject, including any Governmental Authorization, or result in the creation of any Encumbrance upon any of said assets, other than in each case under this clause (ii) any violation, conflict, breach, default, termination, cancellation or acceleration, loss or Encumbrance, that could not reasonably be expected to impair or delay the Limited Partnership's ability to perform its obligations hereunder or
(iii) violate or result in a breach of or constitute a default under any judgment, order, injunction, decree, law, rule, regulation or other restriction of any court or governmental authority to which the Limited Partnership is subject, including any Governmental Authorization, other than in each case under this clause (iii), any violation, conflict, breach, default, termination, cancellation, acceleration, loss or Encumbrance that could not reasonably be expected to impair or delay the Limited Partnership's ability to perform its obligations hereunder.

          3.4 BINDING EFFECT. This Agreement constitutes a valid and legally binding obligation of the Limited Partnership enforceable in accordance with its terms, subject to the availability of the discretionary remedy of specific performance and to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights.

          3.5 FINDER'S FEES. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission from the Limited Partnership in connection with the transactions contemplated by this Agreement.

          3.6 LAWSUITS, CLAIMS. Except as set forth in Schedule 3.6 hereto, there is no civil, criminal or administrative action, suit, demand, claim, hearing, proceeding or investigation pending or, to the knowledge of the Limited Partnership, threatened against the Limited Partnership which could not reasonably be expected to adversely affect the ability of the Limited Partnership to consummate the Closing. The Limited Partnership is not subject to any order, writ, judgment, award, injunction or decree of any court or governmental or regulatory authority of competent jurisdiction or any arbitrator or arbitrators which could not reasonably be expected to adversely affect the ability of the Limited Partnership to consummate the Closing.

          3.7 CONSENTS AND APPROVALS. Except for any filings under the H-S-R Act and as specifically set forth in Schedule 3.7 hereto, no consent, approval, permit, license, waiver or other authorization or approval is required to be obtained by the Limited Partnership from, and no notice or filing is required to be given by the Limited Partnership to or made by the Limited Partnership with, any Federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Limited Partnership of this Agreement.

                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF TRANSFERORS

          Each Transferor, with respect only to such Transferor, represents and warrants to the Limited Partnership severally and not jointly as follows:

          4.1 STATUS. With respect to a Transferor that is not a natural Person, such Transferor is duly organized and validly existing under the laws of the state of its organization, and is duly qualified to do business in each jurisdiction in which such qualification is required by applicable law except where the failure to be so qualified would not adversely affect the ability of such Transferor to complete the transactions contemplated hereby.

          4.2 AUTHORIZATION. (i) With respect to any Transferor that is not a natural person, such Transferor has full power and authority to execute and deliver this Agreement, and to perform its obligations hereunder and no additional authorization or consent is required in connection with the execution, delivery and performance by such Transferor of this Agreement. (ii) With respect to any Transferor that is a natural person, such Transferor has the legal capacity and authority to enter into this Agreement and to perform its obligations hereunder and no additional authorization or consent is required in connection with the execution, delivery and performance by such Transferor of this Agreement.

          4.3 NONCONTRAVENTION. Except as set forth in Schedule 4.3 hereto, the execution, delivery and performance by such Transferor of this Agreement, and the consummation of the transactions contemplated hereby, does not and will not (i) violate, in the case of any Transferor that is not a natural Person, any organizational documents of such

Transferor, (ii) conflict with, or result in a breach of, or constitute a default under, or result in the termination, cancellation or acceleration (whether after the filing of notice or lapse of time or both) of any right or obligation of such Transferor under, or to a loss of any benefit to which such Transferor is entitled under, any agreement, franchise, license, permit, instrument or undertaking to which such Transferor is a party or by which it is bound or to which any of its assets are subject, including any Governmental Authorization, or result in the creation of any Encumbrance upon any of said assets, other than in each case under this clause (ii) any violation, conflict, breach, default, termination, cancellation or acceleration, loss or Encumbrance, that will not impair or delay such Transferor's ability to perform its obligations hereunder or (iii) violate or result in a breach of or constitute a default under any judgment, order, injunction, decree, law, rule, regulation or other restriction of any court or governmental authority to which such Transferor is subject, including any Governmental Authorization other than in each case under this clause (iii), any violation, conflict, breach, default, termination, cancellation, acceleration, loss or Encumbrance that would not impair or delay any such Transferor's ability to perform its obligations hereunder.

          4.4 GOVERNING DOCUMENTS OF TRANSFEROR. Such Transferor (other than GE Capital) has heretofore delivered to the Limited Partnership true and complete copies of its organizational documents, if any, each as in full force and effect on the date hereof.

          4.5 BINDING EFFECT. This Agreement constitutes a valid and legally binding obligation of such Transferor enforceable against such Transferor in accordance with its terms, subject to the availability of the discretionary remedy of specific performance and to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights.

          4.6 CONSENTS AND APPROVALS. Except (i) any filings under the H-S-R Act, (ii) any consent, approval, permit, license, waiver or other authorization required as a result of the particular nature of the business or assets of the Limited Partnership and (iii) as specifically set forth in Schedule 4.6 hereto, no consent, approval, permit, license, waiver or other authorization or approval is required to be obtained by such Transferor from, and no notice or filing is required to be given by such Transferor to or made by such Transferor with, any Federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by such Transferor of this Agreement, and the consummation by such Transferor of the transactions contemplated hereby (together with the consents, approvals, permits, licenses, waivers, authorizations, notices and filings referred to in Section 3.7 hereof, the "REQUIRED APPROVALS").

          4.7 TITLE TO INTERESTS. Such Transferor has good and valid title to the Interests held by such Transferor as set forth in Schedule 4.7 hereto and is conveying the Interests held by such Transferor free and clear of any Encumbrances (other than liens securing indebtedness under the USC Senior Loan Agreement which GE Capital agrees shall be released upon the occurrence of the condition set forth in Section 6.1(e)) and to the best of such Transferor's knowledge, except as previously disclosed (but subsequent to the date of the Stock Purchase Agreement) to V Cable GP, Inc. and V Cable, Inc. in writing, no other interests in the Partnership other than as set forth on Schedule 4.7 are in existence.

          4.8 FINDER'S FEES. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission from such Transferor in connection with the transactions contemplated by this Agreement.


                                    ARTICLE V

                                    COVENANTS

          5.1 CONSENTS AND APPROVALS. The parties hereto agree to cooperate with each other to secure as promptly as practicable all Required Approvals. All costs of obtaining the Required Approvals shall be borne by the Limited Partnership. The Limited Partnership shall file within sixty (60) days of the date hereof the Notification Form under the H-S-R Act with respect to the transactions contemplated hereby. Each Transferor agrees to cooperate with the Limited Partnership in the preparation and filing of such Notification Form.

          5.2 REASONABLE EFFORTS. Each party hereto shall take all reasonable steps to fulfill the conditions precedent to such party's obligations and to each other party's obligations hereunder to the extent applicable to such party.

          5.3 NOTICES OF CERTAIN EVENTS. (i) During the period beginning on the date hereof and ending on the Closing Date, each Transferor shall promptly notify the Limited Partnership, V Cable and V Cable GP, Inc. and each other Transferor of:

               (a) any notice or other communication received by such Transferor from any Person alleging that the consent of such person is or may be required in connection with the transactions contemplated by this Agreement (other than notice in respect of a consent disclosed in any Schedule hereto);

               (b) any notice or other communication received by such Transferor from any governmental authority in connection with the transactions contemplated by this Agreement;

               (c) any actions, suits, demands, claims, hearings, investigations or proceedings pending or, to the knowledge of such Transferor, threatened against such Transferor insofar as they relate to the transactions contemplated by this Agreement; and

               (d) any fact or circumstance known to such Transferor which would prevent such Transferor from meeting the conditions set forth in
     Section 6.1 hereof;

PROVIDED, HOWEVER, that no such notification shall in any way limit the representations and warranties set forth in this Agreement.

          (ii) During the period beginning on the date hereof and ending on the Closing Date, the Limited Partnership, V Cable and V Cable GP, Inc. shall promptly notify each Transferor of:

               (a) any notice or other communication received by the Limited Partnership from any Person alleging that the consent of such person is or may be required in connection with the transactions contemplated by this Agreement (other than notice in respect of a consent disclosed in any Schedule hereto);

               (b) any notice or other communication received by the Limited Partnership from any governmental authority in connection with the transactions contemplated by this Agreement;

               (c) any actions, suits, demands, claims, hearings, investigations or proceedings pending or, to the knowledge of the Limited Partnership, threatened against the Limited Partnership insofar as they relate to the transactions contemplated by this Agreement; and

               (d)  any fact or circumstance known to the Limited
     Partnership which would prevent the

     Limited Partnership from meeting the conditions set forth in Section 6.2 hereof;

PROVIDED, HOWEVER, that no such notification shall in any way limit the representations and warranties set forth in this Agreement.

          5.4 ACCESS TO BOOKS AND RECORDS. The Limited Partnership agrees to provide each Transferor, his or its accountants, counsel and other representatives, during normal business hours and upon reasonable notice, for a period of ten years after the Closing Date, reasonable access to, and to copy at such Transferor's expense, the books, records, income tax returns, contracts and other underlying data and documentation relating to the Limited Partnership and to make available to such Transferor personnel of the Limited Partnership in such Transferor's review thereof for the purpose of enabling such Transferor
(i) to determine and calculate any tax liabilities in connection with the Interests or (ii) to defend or prosecute any actual or threatened litigation arising out of or relating to such Transferor's Interest. A Transferor may, by written notice, extend such ten-year period for another ten years if reasonably necessary to protect the Transferor's rights under clauses (i) and (ii) in the preceding sentence. The Limited Partnership agrees that, for such ten-year period (or as extended), it will preserve and keep intact all such books and records. Except as required by law, with respect to any such access, each Transferor agrees to treat all information regarding the Limited Partnership and the Interests as confidential, preserve the confidentiality thereof and not duplicate or use such information, except in connection with determining and calculating any tax liabilities or in defending or prosecuting any action arising out of or relating to such Transferor's Interest and such Transferor will, except as required by law, use all reasonable efforts to maintain such confidentiality, including, without limitation, instructing its employees and agents who have had access to such information, unless such information is now, or is hereafter disclosed, through no act or omission of such party, in any manner making it available to the general public. The Limited Partnership and each Transferor agrees that GE Capital shall continue to have the benefits of Sections 12.3 and 12.4.3 of the Limited Partnership Agreement for so long and only for so long as is necessary to resolve with the Internal Revenue Service or any state or local tax authority all matters regarding the taxation of the Limited Partnership during those tax years that any Transferor was a partner of the Limited Partnership. Nothing in this Section 5.4 shall limit GE Capital's rights or reduce CSC's obligations under Section 5.6(h).

          5.5 TAXES. Each Transferor agrees that Taxes imposed upon a Transferor arising from or incident to the transfer of such Transferor's Interests shall be paid by such Transferor.

          5.6 INCOME TAX REPORTING. (i) The parties agree that they will each report the transactions provided for in this Agreement for income tax purposes in accordance with the following agreements:

               (a) REDEMPTION TRANSACTION. The parties hereto agree that the redemption of the Interest of each Transferor will be treated, for income tax purposes, as a complete liquidation of such Transferor's interest in the Limited Partnership. In connection therewith, GE Capital agrees that it will report for federal income tax purposes gain or income of at least $134,000,000, or $132,000,000 if the Limited Partnership's 1992 Federal income tax return is not amended. Moreover, the parties recognize that Section

     751(b) of the Code may apply to the transaction provided for in this Agreement, and, accordingly, agree that (i) the value of the Limited Partnership's assets (other than the Government Authorizations and the Limited Partnership's goodwill) is equal to such assets' adjusted basis for federal income tax purposes; and (ii) any excess of the amount received by a Transferor over its adjusted basis, for federal income tax purposes, in its Interest is attributable to the excess of the value of the Limited Partnership's Government Authorizations and goodwill over their respective adjusted basis.
               (b) CLOSING OF BOOKS. The parties agree that for purposes of reporting each Transferor's share of the Limited Partnership's income or loss (and items thereof) for the taxable year in which the Closing occurs, the Limited Partnership shall close its books as of the day before the Closing Date. The Transferors will be allocated their respective share of the Limited Partnership's income or loss for the portion of the taxable year ending on the day before the Closing Date in accordance with such closing of the books; PROVIDED, HOWEVER, that for this purpose such income or loss shall include (x) any item of income or loss recognized or realized by the Limited Partnership in connection with the transactions provided for in this Agreement (I.E., the redemption of the Interests of the Transferors) other than income or loss recognized by the Limited Partnership pursuant to Section 751 of the Code (provided, however, that this clause (x) shall not apply to any Transferor other than GE Capital) and (y) any income or gain recognized by the Limited Partnership in connection with the contribution or termination of the Junior Subordinated Loan Agreement, dated as of December 31, 1992, between the Limited Partnership and GE Capital shall be specially allocated to GE Capital. Except as provided in the preceding sentence, the Limited Partnership (and the partners thereof other than the Transferors) will be allocated all items of income or loss of the Limited Partnership for all periods beginning on the Closing Date. The parties understand that the transactions provided by this Agreement (I.E., the redemption of the Interests of the Transferors) will not result in the recognition of any income or loss by the Limited Partnership (other than income or loss recognized by the Limited Partnership pursuant to
     Section 751 of the Code) and agree that the income tax return for the Limited Partnership for the period including the closing of the transactions provided for in this Agreement will be filed in a manner consistent with the understanding.
          (ii) GE Capital represents that the gain or income to be recognized by GE Capital for federal income tax purposes as a result of the redemption of its interest in the Limited Partnership pursuant to this Agreement (the
"GE Capital Gain") will not be less than $134,000,000, or $132,000,000 if the Limited Partnership's 1992 Federal income tax return is not amended.
               (a)  In the event of a breach of the representation contained in
     Section 5.6(ii) or the second sentence of Section 5.6(i)(a), GE Capital shall be liable for and indemnify CSC for the amount of any "Tax Damages" (as defined below), incurred by CSC resulting therefrom. CSC agrees that
     (i) the sole and exclusive remedy for any breach of the representation contained in Section 5.6(ii) or the second sentence of Section 5.6(i)(a) shall be to seek Tax Damages and (ii) the liability of GE Capital for any such breach shall not exceed the amount of Tax Damages determined pursuant to this Section 5.6(ii).
               (b) A breach shall be considered to occur only if (i) GE Capital fails to report, for federal income tax purposes, a GE Capital Gain of at least $134,000,000, or $132,000,000 if the Limited Partnership's 1992 Federal income tax return is not amended, or (ii) there is a "determination" as such term is defined in Section 1313(a) of the Code with respect to GE Capital, or the Limited Partnership or the Limited Partnership or GE Capital executes an Internal Revenue Service Form 870AD, which, in either case, reduces the amount of the GE Capital Gain.
               (c) No breach shall be considered to have occurred to the extent the decrease in the amount of GE Capital Gain is attributable to any adjustment made to the federal income tax returns of the Limited Partnership which is attributable to any item of income, gain, loss or deduction arising from the ordinary operation of the Limited Partnership's business for 1992 and to any other item of income, gain, loss or deduction attributable to any year ending after 1992.
               (d) The amount of any breach shall be reduced by the following items; and no breach will be considered to have occurred if the amount of these items exceeds the amount of the decrease in the GE Capital Gain:
                    (v) the amount of income or gain, up to $4,000,000, recognized for Federal income tax purposes by the Transferors (other than GE Capital) as a result of the redemption of Interests provided for by this Agreement (and increased above $4,000,000, but in no event increased more than $2,000,000, to the extent the Limited Partnership actually receives an increase in the basis of its assets of more than $4,000,000 as a consequence of the redemption of the Interests of such Transferors);
                    (w) The aggregate amount of all net operating loss carry forwards of the consolidated group of corporations of which ECC Holdings, Inc. ("ECC") is the common parent, generated during taxable years ending after 1991;
                    (x) The amount of all net operating loss carryforwards of ECC actually used, to the extent such amount exceeds the amount described in (w) above.
                    (y) The aggregate amount of any tax basis in assets either used to reduce gain or increase loss realized upon the sale of ECC assets to a third party or which increases the depreciation, amortization or other deductions available to ECC or CSC; provided that the amount thereof shall not be taken into account if already taken into account pursuant to clauses (w), (x) or (z) of this subsection (d).
                    (z) The amount of any adjustment to items of income, gain, deduction or loss reflected on the Limited Partnership's federal income tax returns for all taxable years that results in an increase in the GE Capital Gain.
               (e) "Tax Damages" shall mean the excess, if any, of the aggregate amount of Adjusted Taxes over the aggregate amount of Projected Taxes, as such terms are defined below. Adjusted Taxes and Projected Taxes shall be calculated for each taxable year from and after the year in which a reduction in the GE Capital Gain occurs and results in a breach under this

     Section 5.6 until the year in which no deductions or tax basis step up resulting from the transaction contemplated in this Agreement may be claimed by the CSC Group (as defined below) or are included in the carryover effects of a "net operating loss" by the CSC Group. GE Capital will pay to CSC the amount of Tax Damages determined hereunder for the first taxable in which there are Tax Damages. For each subsequent taxable year, GE Capital and CSC shall make payments to one another to the extent required such that CSC shall have received, in the aggregate, the net amount of Tax Damages then determined to be owing to CSC through such subsequent taxable year.
               (f) "Projected Taxes" shall mean the federal income tax liability of the consolidated group of corporations of which CSC is the common Parent (the "CSC Group"), as shown on the CSC Group's tax returns, as amended, except that such tax liability shall be recomputed using the following assumptions:
                    (y) All federal income tax returns of the Limited Partnership are true and correct as filed or, where applicable, as amended as of the date hereof.
                    (z) CSC had purchased the assets of the Limited Partnership and ECC on the Closing Date for an amount equal to the amount of outstanding debt owed to GE Capital on such date. The allocation of such purchase price shall be as set forth on the tax basis balance sheet as agreed upon and attached hereto in the form of Schedule 5.6. No account shall be taken of any loss which might be available in connection with the liquidation of ECC. For purposes of this determination, the outstanding amount of GE Capital debt will be considered to be the amount of the debt due under the USC Senior Loan Agreement (excluding, however, the Zero Coupon Loan and that portion of the Series B Term Loan required to be assumed by V Cable pursuant to the terms of the MPA Agreement). All capitalized terms in the preceding sentence not otherwise defined herein shall have the meaning assigned to them in the USC Senior Loan Agreement. GE Capital and CSC agree that the tax basis balance sheet will reflect as an asset "goodwill" which is neither amortizable nor depreciable and that in the computation of Adjusted Taxes such asset shall be assumed to be neither amortizable nor depreciable.
               (g) "Adjusted Taxes" shall mean, in the event of a breach of the representation contained in Section 5.6(ii) or the second sentence of 5.6(i), the federal income tax liability of the CSC Group as shown on its federal income tax returns, as amended, taking into account the amount of the reduction in the GE Capital Gain that gives rise to the breach of such representation, provided that Adjusted Taxes shall not exceed the actual tax liability of the CSC Group for each taxable year after a reduction in the GE Capital Gain.
               (h) In the event of any claim for damages, CSC shall provide to GE Capital reasonable access to CSC's tax returns and any workpapers establishing the existence of Tax Damages. In the event of any audit or other administrative or judicial proceeding that could result in the adjustment of items of income, gain, deduction or loss that causes a reduction of the GE Capital Gain pursuant to which GE Capital would be obligated to indemnify CSC hereunder, CSC shall provide

     GE Capital with notice of such proceeding and GE Capital shall participate in the negotiation, settlement and pursuit of litigation, and GE Capital shall control all decisions regarding the settlement, resolution or concession of such proceedings with the reasonable consent of CSC. GE Capital shall be entitled to reimbursement, with interest, of any funds paid by GE Capital as Tax Damages, in the event that Tax Damages is later reduced as a result of any administrative or judicial proceeding.
               (i) GE Capital will promptly inform the Limited Partnership and CSC of the amount of the GE Capital Gain actually reported on its Federal income tax return for the period in which the redemption contemplated by this Agreement occurs.
               (j) The parties hereto shall cooperate with each other in connection with the application of this Section 5.6.
               (k) On or prior to the Closing Date, each Transferor other than GE Capital shall advise the Partnership and GE Capital in writing of the amount of estimated net gain that will be reported by such Transferor resulting from the redemption pursuant hereto. In making such determination, such Transferor shall assume it was allocated no gain or loss for the 1996 year.


                                   ARTICLE VI
                              CONDITIONS TO CLOSING
          6.1 CONDITIONS TO THE OBLIGATIONS OF THE PARTIES. The obligations of the parties hereto to effect the Closing are subject to the satisfaction, except as otherwise indicated, prior to the Closing of the following conditions:
          (a) H-S-R. Any required filings shall have been made and any required waiting period under the H-S-R Act applicable to the transactions contemplated hereby shall have expired or been earlier terminated.
          (b) NO INJUNCTIONS. No court or governmental authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, or non-appealable judgment, decree, injunction or other order which is in effect on the Closing Date and prohibits the consummation of the Closing.
          (c) CONSENTS AND APPROVALS. The Limited Partnership shall have certified to such Transferor that all Required Approvals shall have been obtained and are in full force and effect, free of material burdensome conditions or restrictions.
          (d) SIMULTANEOUS CLOSING. The closing of each redemption hereunder is expressly conditioned on the simultaneous closing of each other redemption hereunder and no such transaction shall close unless all such transactions close, unless otherwise agreed to in writing by the Limited Partnership and each Transferor whose transaction is to close; provided, however, that so long as that portion of the Redemption Price to be paid to any Transferor is not affected, such agreement may be signed by GE Capital and IMP (on behalf of each Transferor other than GE Capital).
          (e) SENIOR LOAN REPAYMENT. All principal, interest and other obligations under the USC Senior Loan Agreement shall be repaid prior to or simultaneously with the Closing.

          The foregoing conditions set forth in this Section 6.1 may be waived by IMP on behalf of itself and each other Transferor other than GE Capital, but may not be waived on behalf of GE Capital without GE Capital's consent.

          6.2 CONDITIONS TO THE OBLIGATIONS OF THE LIMITED PARTNERSHIP. The obligation of the Limited Partnership to effect the Closing is subject to the satisfaction (or waiver) prior to the Closing, of the following conditions, except for those conditions which must by their terms be true as of the Closing, in which case the Limited Partnership's obligation is subject to such conditions being true as of the Closing:
          (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of each Transferor contained herein shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Closing, as if made as of the Closing, and the Limited Partnership shall have received a certificate from each Transferor to such effect dated the Closing Date and duly executed by such Transferor, together with such backup documentation as the Limited Partnership may reasonably request.
          (b) COVENANTS. The covenants and agreements of each Transferor to be performed on or prior to the Closing shall have been duly performed in all material respects, and the Limited Partnership shall have received a certificate to such effect dated the Closing Date from each Transferor and duly executed by such Transferor, together with such backup documentation as the Limited Partnership may reasonably request.
          (c) LEGAL OPINIONS. On or prior to the Closing, the Limited Partnership shall have received from each

Transferor an opinion of counsel reasonably satisfactory to the Limited Partnership, dated as of the date hereof, substantially to the effect that (provided that such counsel need express no opinion with respect to Section 5.6(b)):

               (i) With respect to a Transferor that is not a natural Person, such Transferor is duly organized and validly existing under the laws of the state of its organization;

              (ii) With respect to any Transferor that is not a natural Person, such Transferor has full corporation, partnership or trust power and authority to execute and deliver this Agreement, and to perform its obligations hereunder;

             (iii) Except as set forth in Schedule 4.3 hereto, the execution, delivery and performance by such Transferor of this Agreement, and the consummation of the transactions contemplated hereby, do not and will not (i) violate, in the case of any Transferor that is not a natural Person, any organizational documents of such Transferor, (ii) conflict with, or result in a breach of, or constitute a default under, any agreement to which such Transferor is a party or by which it is bound or to which any of its assets are subject, in each case known to such counsel other than in each case under this clause (ii) any violation, conflict, breach, or default that will not impair or delay such Transferor's ability to perform its obligations hereunder or (iii) violate any New York, [law of jurisdiction of organization] or federal law, rule or regulation or any judgment, order, injunction, decree, or other restriction of any court or governmental authority to which such Transferor is subject known to such counsel, other than in each case under this clause
     (iii), any violation, conflict, breach, default, termination, cancellation, acceleration, or loss that would not impair or delay, any such Transferor's ability to perform its obligations hereunder; provided, that, such counsel need express no opinion with respect to any (i) consents or approvals and authorizations that may be required pursuant to any media license or any laws, rules or regulations of the United States or any state thereof or locality therein relating particularly to the construction, ownership, operation, promotion, extension or other exploitation of any type of communication, broadcasting or transmission system, including without limitation, any cable television system, (ii) any violation that may result from the nature of the business or assets of the Limited Partnership, (iii) fraudulent transfer laws, and
     (iv) bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights; and

              (iv) Such Transferor has duly executed and delivered this Agreement and this Agreement constitutes a valid and legally binding obligation of such Transferor enforceable against such Transferor in accordance with its terms, subject to the availability of the discretionary remedy of specific performance and to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights.

          (d) LITIGATION. No litigation, investigation or other proceeding shall have been commenced or threatened which questions the validity or legality of any of the transactions contemplated hereby.

          (e) NO MATERIAL ADVERSE CHANGE. There shall not have occurred prior to the Closing any change, or any development involving a prospective change, in or affecting the assets, financial condition or results of operation of the System or the Limited Partnership that has had or could reasonably be expected to have a Material Adverse Effect.

          (f) UCC REPORT. On the Closing Date, there shall have been delivered by each Transferor, a report, dated as of the most recent practicable date, showing an absence of Uniform Commercial Code filings with respect to such Transferor's Interest.

          6.3 CONDITIONS TO THE OBLIGATIONS OF TRANSFEROR. The obligation of each Transferor, only with respect to such Transferor, to effect the Closing is subject to the satisfaction (or waiver by such Transferor or by IMP on behalf of any such Transferor other than GE Capital) prior to the Closing of the following conditions, except for those conditions which must by their terms be true as of the Closing, in which case such Transferor's obligation is subject to such conditions being true as of the Closing:

          (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Limited Partnership and, with respect to the obligation of GE Capital to effect the Closing, each other Transferor contained herein shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Closing, as if made as of the Closing, and such Transferor shall have received a certificate to such effect dated the Closing Date and executed by an officer of the Limited Partnership.

          (b) COVENANTS. The covenants and agreements of the Limited Partnership and, with respect to the obligation of GE Capital to effect the Closing, each other Transferor to be performed on or prior to the Closing shall have been duly performed in all material respects, and such Transferor shall have received a certificate to such effect dated the Closing Date and executed by an officer of the Limited Partnership.

          (c) LEGAL OPINIONS. (i) Such Transferor shall have received the opinion of Sullivan & Cromwell or other counsel reasonably satisfactory to a majority of the Transferors, dated as of the Closing Date, addressed to such Transferor, substantially to the effect that (provided that such counsel need express no opinion with respect to Section 5.6(b)):

               (A) The Limited Partnership has been duly organized and is an existing limited partnership in good standing under the laws of the State of Delaware;

               (B) The Limited Partnership has all necessary partnership power and authority to execute and deliver this Agreement, and to perform its obligations hereunder;

               (C) This Agreement has been duly authorized, executed and delivered by the Limited Partnership and constitutes a valid and legally binding obligation of the Limited Partnership enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles affecting creditors' rights; and

               (D) The execution, delivery and performance by the Limited Partnership of this Agreement and the consummation of the transactions contemplated hereby will not violate any New York, Delaware corporate or Federal law or regulation, in each case applicable to the Limited Partnership; provided, that, such counsel need express no opinion with respect to filings under the H-S-R Act or to (i) any consents, approvals or authorizations (including those set forth in Schedule 3.7 to this Agreement) that may be required pursuant to any media license or any laws, rules or regulations of the United States or any state thereof or locality therein relating particularly to the construction, ownership, operation, promotion, extension or other exploitation of any type of communication, broadcasting or transmission system, including without limitation, any cable television system, (ii) any violation that may result from the nature of the business or assets of the Limited Partnership, (iii) fraudulent transfer laws, and (iv) bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights.

          (ii) Such Transferor shall have received the opinion of Robert S. Lemle, Esq., Executive Vice President, General Counsel and Secretary of CSC, dated as of the

Closing Date, addressed to such Transferor, substantially to the effect that:

               (A) The Limited Partnership is duly qualified to do business in each jurisdiction in which it owns or leases property, or in which the conduct of its business requires it to so qualify, except where the failure to do so would not have a material adverse effect on the business, of the Limited Partnership.

               (B) The execution, delivery and performance by the Limited Partnership of this Agreement and the consummation of the transactions contemplated hereby (i) will not violate any statute or rule or regulation or any order known to such counsel of any court or governmental instrumentality binding upon the Limited Partnership,
     (ii) will not conflict with or result in a breach of termination of, or constitute a default under any indenture, mortgage, deed of trust, lease, agreement or other instrument known to such counsel to which the Limited Partnership may be a party or by which any of its properties may be bound, and (iii) except as set forth in Schedule 3.7 to this Agreement and except for filings under the H-S-R Act, do not require the consent, authorization or approval or other action or filing with any federal governmental body, agency or authority.

                                   ARTICLE VII
                                    SURVIVAL
          Except for those representations, warranties and covenants set forth in Sections 2.6, 2.7, 4.7, 5.4, 5.5, 5.6 and 9.12, the representations, warranties and covenants contained in this Agreement shall not survive the Closing. The representations, warranties and covenants set forth in Sections 2.6, 2.7, 5.4, 5.5, 5.6(i) and 9.12 shall survive only until the expiration of the applicable statute of limitations and the representations, warranties and obligations of the parties set forth in Sections 4.7 and 5.6(ii) shall survive indefinitely.

                                  ARTICLE VIII

                                   TERMINATION

          8.1 TERMINATION. This Agreement may be terminated at any time prior to the Closing:

          (a) by agreement of the Limited Partnership, IMP on behalf of each other Transferor (other than GE Capital) and GE Capital;

          (b) by either the Limited Partnership or any Transferor if there shall be in effect on the Closing Date any law or regulation that prohibits the consummation of the Closing or if consummation on the Closing Date of the Closing would violate any non-appealable final order, decree or judgment of any court or governmental body having competent jurisdiction; or

          (c) by the Limited Partnership, GE Capital or IMP in the event the Closing Date shall not have occurred on or prior to March 18, 1997.

          8.2 EFFECT OF TERMINATION. In the event of the termination of this Agreement in accordance with Section 8.1 hereof, this Agreement shall thereafter become void and have no effect, and no party hereto shall have any liability to the other party hereto or their respective Affiliates, trustees, directors, officers or employees, except for the obligations of the parties hereto contained in this Section 8.2 and in Section 9.6 hereof, and except that nothing herein will relieve any party from liability for any breach of this Agreement prior to such termination.

                                   ARTICLE IX

                                  MISCELLANEOUS

          9.1 NOTICES. All notices or other communications hereunder shall be deemed to have been duly given and made if in writing and if served by personal delivery upon the party for whom it is intended, if delivered by registered or certified mail, return receipt requested, or by a national courier service, or if sent by telecopier, PROVIDED that the telecopy is promptly confirmed by telephone confirmation thereof, to the person at the address set forth below, or such other address as may be designated in writing hereafter, in the same manner, by such person:

          To the Limited Partnership:

                    U.S. Cablevision Television Group, L.P.
                    c/o CABLEVISION SYSTEMS CORPORATION
                    One Media Crossways
                    Woodbury, New York 11797
                    Telephone:  (516) 496-1532
                    Telecopy:  (516) 496-1780
                    Attn:  General Counsel


               With copies to:

                    1)   SULLIVAN & CROMWELL
                         125 Broad Street
                         New York, New York 10004
                         Telephone:  (212) 558-4000
                         Telecopy:  (212) 558-3588
                         Attn:  John P. Mead
                                Patricia A. Ceruzzi

                    2)   GENERAL ELECTRIC CAPITAL
                           CORPORATION
                         3379 Peachtree Road, N.E.
                         Suite 600
                         Atlanta, GA 30326
                         Telecopy:  (404) 814-3104
                         Attn:  Michael Cummings

                    3)   WEIL, GOTSHAL & MANGES
                         767 Fifth Avenue
                         New York, New York 10153
                         Telephone:  (212) 310-8167
                         Telecopy:  (212) 310-8007
                         Attn:  William M. Gutowitz
                                Norman D. Chiritie

          To Transferors:

          If to USCP:    U.S. Cable Partners
                         350 Park Avenue
                         New York, New York 10022
                         Attn:  I. Martin Pompadur


               With a copy to:  Proskauer Rose
                                Goetz & Mendelson LLP
                                1585 Broadway
                                New York, New York
                                Attn:  Lawrence H. Budish


          If to PT1:     POMPADUR TRUST NO. 1
                         10 Highland Farm Road
                         Greenwich CT 06831
                         Attn:  I. Martin Pompadur


               With a copy to:  Proskauer Rose
                                Goetz & Mendelson LLP
                                1585 Broadway
                                New York, New York
                                Attn:  Lawrence H. Budish


          If to RULE TRUST:   THE RULE TRUST

                         Attn:  c/o Hayes, Hume, Petas,
                                   Richards & Cohanne
                                   10000 Santa Monica
                                   Blvd. Suite 450
                                   Los Angeles, California
                                   90069
                                   Telecopy:
                                   Attention: Mary
                                   Muir, Esq.

          If to EHS:     Elliot H. Stein

                         Attn:  c/o Commonwealth
                                    Partners
                                    245 Park Avenue
                                    New York, NY 10017



          If to IMP:     I. Martin Pompadur
                         10 Highland Farm Road
                         Greenwich, CT 06831


               With a copy to:  Proskauer Rose
                                Goetz & Mendelson LLP
                                1585 Broadway
                                New York, New York
                                Attn:  Lawrence H. Budish


          If to GE
          Capital:       GENERAL ELECTRIC CAPITAL
                           CORPORATION
                         3379 Peachtree Road, N.E.
                         Suite 600
                         Atlanta, GA  30326
                         Telecopy:  (404) 814-3104
                         Attn:  Michael Cummings


               With a copy to:

                         WEIL, GOTSHAL & MANGES
                         767 Fifth Avenue
                         New York, New York 10153
                         Telephone:  (212) 310-8167
                         Telecopy:  (212) 310-8007
                         Attn:  William M. Gutowitz
                                Norman D. Chirite

          9.2 AMENDMENT; WAIVER. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Limited Partnership and each Transferor, or in the case of a waiver, by the party against whom the waiver is to be effective; PROVIDED, HOWEVER, that for any amendment or waiver that does not affect that portion of the Redemption Price to be paid to any Transferor, such amendment or waiver may be signed by IMP on behalf of each other Transferor (other than GE Capital) and by GE Capital. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

          9.3 ASSIGNMENT. No party to this Agreement may assign any of it rights or obligations under this Agreement without the prior written consent of the other parties hereto.

          9.4 ENTIRE AGREEMENT. This Agreement (including all Schedules and Annexes hereto) contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

          9.5 PARTIES IN INTEREST. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Except as provided in the Section 9.6, nothing in this Agreement, express or implied, is intended to confer upon any person other than the Limited Partnership, each Transferor, or their successors or permitted assigns, any rights or remedies under or by reason of this Agreement.

          9.6 THIRD PARTY BENEFICIARY. Each of the parties hereto acknowledge and agree that they intend Cablevision Systems Corporation and its subsidiaries to be a third party beneficiary of the agreements contained herein and that

Cablevision Systems Corporation shall be entitled to enforce the provisions of this Agreement to the same extent as if it were a party hereto.

          9.7 EXPENSES. Except as otherwise provided in this Agreement or the Stock Purchase Agreement, each of the parties hereto shall bear its own expenses incurred in connection with this Agreement and with the performance of its obligations hereunder.

          9.8 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

          9.9 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same Agreement.

          9.10 HEADINGS. The heading references herein and the table of contents hereto are for convenience purposes only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

          9.11 SEVERABILITY. The unenforceability or invalidity of any paragraph or subparagraph of this Agreement shall not affect the enforceability or validity of the balance of this Agreement.

          9.12 FURTHER ASSURANCES. Each Transferor, on the one hand, and the Limited Partnership, on the other, agree, at any time and from time to time after the Closing, upon the request of the Limited Partnership, at the cost and expense of the Limited Partnership, to do, execute, acknowledge and deliver, or to cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may be required for the better assigning, transferring, conveying, and confirming to the Limited Partnership, or to its successors and assigns, or for the aiding, assisting, collecting and reducing to possession of, any or all of the Interests. Notwithstanding anything to the contrary contained herein and in recognition of the nature of this Agreement, the parties hereto agree that the Limited Partnership is not assuming any liabilities, contingent or otherwise, of such Transferor.

          9.13 CONSENT TO REDEMPTION. By his execution hereof, each party hereto expressly consents to the execution of this Agreement by the Limited Partnership and each other party hereto and to the consummation of the transaction contemplated hereby for all purposes for which such consent may be necessary or desirable.

          9.14 EFFECTIVENESS. Notwithstanding anything herein to the contrary, GE Capital shall have no obligations or liability hereunder unless and until the Prepayment Transactions shall have occurred under the Second Amended and Restated Agreement of Limited Partnership of the Limited Partnership dated as of the date hereof.

          IN WITNESS WHEREOF, the parties have executed or caused this Agreement to be executed as of the date first written above.

                    U.S. CABLE TELEVISION GROUP, L.P.


                    V CABLE GP, INC.


                    By: /s/ Barry O'Leary
                       ------------------
                    Name: Barry O'Leary
                    Title: Senior Vice President,
                           Finance and Treasurer

                    U.S. CABLE PARTNERS


                    By:  IMP CABLE MANAGEMENT, INC.,
                          a general partner


                    By: /s/ I. Martin Pompadur
                        ----------------------
                    Name:  I. Martin Pompadur
                    Title: President


                    GOLDEN HOLDINGS INC.,
                      a general partner


                    By: /s/ I. Martin Pompadur
                        ----------------------
                    Name:  I. Martin Pompadur
                    Title: President



                    /s/ Elliot H. Stein, Jr.
                    ------------------------
                    Elliot H. Stein, Jr.


                    /s/ I. Martin Pompadur
                    ----------------------
                    I. Martin Pompadur

                    POMPADUR TRUST NO. 1


                    By: /s/ Marian Pompadur
                        -------------------
                         Marian Pompadur, Trustee


                    By: /s/ Bertram A. Abrams
                        ---------------------
                         Bertram A. Abrams, Trustee


                    By:
                        ------------------------
                         Jana Pompadur, Trustee



                    GENERAL ELECTRIC CAPITAL
                      CORPORATION


                    By: /s/ Thomas P. Waters
                        --------------------
                       Name: Thomas P. Waters
                       Title: Vice President


                    THE RULE TRUST DATED
                    JUNE 11, 1987


                    By: /s/ Betty L. Rule
                        -----------------
                         Betty L. Rule, Trustee


                    V CABLE, INC.


                    By: /s/ Barry O'Leary
                       ------------------
                       Name: Barry O'Leary
                       Title:

                                  SCHEDULE 3.6

                                LAWSUITS; CLAIMS


                                     [NONE]

                                  SCHEDULE 4.3

                                Noncontravention




                                     [NONE]

                                  SCHEDULE 3.7
                                  SCHEDULE 4.6

                             CONSENTS AND APPROVALS

FRANCHISE CONSENTS

     A.   KENTUCKY REGION

                                               10-31-95
                                              SUBSCRIBERS
                                              -----------

     1.   Crittenden, KY                             212
     2.   Guthrie, KY                                345
     3.   Marion, KY                               1,092
     4.   Salem, KY                                  212
     5.   Smithton, IL                               414
                                                     ---

          TOTAL KENTUCKY                           2,275


     B.   MISSOURI REGION


                                               10-31-95
                                              SUBSCRIBERS
                                              -----------

     1.   Excelsior Springs, MO                    2,809
     2.   Marshfield, MO                             745
     3.   Rogersville, MO                            178
     4.   Seymour, MO                                241
     5.   Willard, MO                                422
     6.   Cameron, MO                              1,518
                                                   -----

          TOTAL MISSOURI                           5,914


     C.   NORTH CAROLINA REGION


                                               10-31-95
                                              SUBSCRIBERS
                                              -----------

     1.   Ashe County, NC                          1,674
     2.   Chowan County, NC                          633
     3.   Edenton, NC                              1,829
     4.   Hertford, NC                               722
     5.   Perquimans County, NC                      714
     6.   Washington County, NC                      689
     7.   Jefferson, NC                              560
     8.   Henderson County, NC*                   15,035

     9.   Hendersonville, NC*                      2,333
    10.   Laurel Park, NC*                           784
    11.   West Jefferson, NC*                        589
                                                  ------

          TOTAL NORTH CAROLINA                    25,707


     D.   FLORIDA REGION


                                               10-31-95
                                              SUBSCRIBERS
                                              -----------

     1.   Mobile, AL (city)                          221
     2.   Santa Rosa County, FL                    9,592
     3.   Tyndall Air Force Base, FL               1,025
     4.   Whiting Naval Station, FL                  234
     5.   Brewton, AL*                             2,157
     6.   Clarke County, AL*                          65
     7.   Evergreen, AL*                           1,203
     8.   Havana, FL*                                601
     9.   Jackson, AL*                             1,752
    10.   Monroe County, AL*                         172
    11.   Pensacola NAS, FL*                         719
    12.   Thomasville, AL*                         1,578
    13.   York County, AL                            886
                                                  ------

          TOTAL FLORIDA                           19,952


     E.   ALABAMA REGION*

     1.   Louisville, MS                           2,443


---------------------------------------------------------------
---------------------------------------------------------------
 TOTAL SUBSCRIBERS                                      56,240
---------------------------------------------------------------
---------------------------------------------------------------



--------------------
     *    Approval necessary in connection with an Essex roll-up.

                                  SCHEDULE 4.7

                              REDEMPTION AGREEMENT

                                   SCHEDULE A

                        U.S. CABLE TELEVISION GROUP, L.P.
                       Names of Partners, Type of Partner,
              Percentage Interest and Class of Partnership Interest


                           Type of Partner      Initial
                          (i.e., general or     Percentage   Class of
 Partner                  limited)              Interest     Interests
 -------                  -----------------     ----------   ---------

 V Cable GP, Inc.         Class I General             1%     Class I General
 c/o Cablevision          Partner, a general                 Partnership
 Systems Corporation      partner                            Interest
 One Media Crossways
 Woodbury, New York
 11797
 Attention: General
 Counsel
 Telecopy: (516)
 496-1780

 V Cable, Inc.            Class I Limited            19%     Class I Limited
 c/o Cablevision Systems  Partner, a limited                 Partnership
 Corporation              partner                            Interest
 One Media Crossways
 Woodbury, New York
 11797
 Attention: General
 Counsel
 Telecopy: (516)
 496-1780

 U.S. Cable Partners      Class II General            1%     Class II General
 350 Park Avenue          Partner, a general                 Partnership
 New York,                partner                            Interest
 New York  10022
 Attention:  I. Martin
 Pompadur
 Telecopy: (212)
 980-8374

 I. Martin Pompadur       Class II Limited      2.71586%     Class II Limited
 10 Highland Farm Road    Partner, a limited                 Partnership
 Greenwich                partner                            Interest
 CT  06831
 Telecopy: (203)
 622-4876

                           Type of Partner      Initial
                          (i.e., general or     Percentage   Class of
 Partner                  limited)              Interest     Interests
 -------                  -----------------     ----------   ---------

 The Rule Trust dated     Class II Limited      3.44556%     Class II Limited
 June 11, 1987            Partner, a limited                 Partnership
 c/o Hayes, Hume, Petas,  partner                            Interest
 Richards & Cohanne
 10000 Santa Monica
 Blvd. Suite 450
 Los Angeles, California
 90069
 Telecopy:
 Attention: Mary
 Muir, Esq.

 Pompadur Trust No. 1     Class II Limited      0.72898%     Class II Limited
 10 Highland Farm Road    Partner, a limited                 Partnership
 Greenwich CT             partner                            Interest
 06831
 Attention:  I. Martin
 Pompadur
 Telecopy: (203)
 622-4876

 Elliot H. Stein, Jr.     Class II Limited      0.10960%     Class II Limited
 c/o Commonwealth         Partner, a limited                 Partnership
 Partners                 partner                            Interest
 245 Park Avenue
 New York, NY 10017
 Telecopy:

 General Electric         Class III Limited           0%     Class III Limited
 Capital Corporation      Partner, a limited                 Partnership
 260 Long Ridge Road      partner                            Interest
 Stamford, Connecticut
 06902
 Attention: Region
 Operations Manager
 and John Sprole
 Telecopy: (203)
 357-4025 and (203)
 357-3047, respectively

                           Type of Partner      Initial
                          (i.e., general or     Percentage   Class of
 Partner                  limited)              Interest     Interests
 -------                  -----------------     ----------   ---------

 General Electric         Class IV Limited           72%     Class IV Limited
 Capital Corporation      Partner, a limited                 Partnership
 260 Long Ridge Road      partner                            Interest
 Stamford Connecticut
 06902
 Attention: Region
 Operations Manager and
 John Sprole
 Telecopy: (203)
 357-4025 and (203)
 357-3047, respectively

 General Electric         Class V Limited             0%     Class V Limited
 Capital Corporation      Partner, a limited                 Partnership
 260 Long Ridge Road      partner                            Interest
 Stamford Connecticut
 06902
 Attention: Region
 Operations Manager and
 John Sprole
 Telecopy: (203)
 357-4025 and (203)
 357-3047, respectively

 V Cable, Inc.            Class VI Limited            0%     Class VI Limited
 c/o Cablevision          Partner, a limited                 Partnership
 Systems Corporation      partner                            Interest
 One Media Crossways
 Woodbury, New York
 11797
 Attention: General
 Counsel
 Telecopy: (516)
 496-1780